Exhibit 99.1

Magellan Health and Molina Healthcare Enter Into Definitive

Agreements to Divest Magellan Complete Care and Establish Commercial Relationship for Multiple Magellan Services

•	Magellan Complete Care divestiture provides Magellan with compelling value for stockholders, improves strategic focus and enhances flexibility to fund future growth initiatives
•	Transaction includes purchase price of $850 million
•	Magellan Health will receive an amount equal to any excess capital above regulatory requirements at Magellan Complete Care subsidiaries at closing, which was approximately $75 million at December 31, 2019
•	Commercial agreements with Molina include an integrated behavioral health pilot program, specified utilization management and medical pharmacy services
•	Magellan will continue to provide certain pharmacy benefit management services for Magellan Complete Care
•	Magellan to strategically focus on enhancing behavioral and specialty health, as well as continued growth of pharmacy business

PHOENIX – April 30, 2020 – Magellan Health, Inc. (NASDAQ: MGLN), one of the nation’s leaders in managing complex, high cost healthcare, today announced that it has entered into a definitive agreement with Molina Healthcare, Inc. to sell its Magellan Complete Care (MCC) business to Molina for a cash purchase price of $850 million, subject to regulatory approvals and other customary closing conditions.

“The $850 million purchase price is a strong multiple on MCC’s $33 million segment profit in 2019, which reflects the earnings potential of the business we’ve built, a portion of which we are expecting to capture in 2020 as a result of our profitability improvement initiatives,” said Ken Fasola, chief executive officer of Magellan Health. “Additionally, the sale eliminates the risk of Magellan’s ability to execute on its MCC profitability improvement initiatives and allows the leadership team to focus on the remaining businesses, improving the services we provide to our customers and members and further enhancing our ability to succeed in these areas.”

MCC, with revenue of over $2.7 billion in 2019, manages full-service Medicaid and Medicare health plans including Magellan Complete Care in Arizona, Florida and Virginia; Senior Whole Health in Massachusetts and New York; and TMG by Magellan in Wisconsin.

“The novel coronavirus pandemic has served to highlight that the behavioral health needs of states, health plans and individuals remain a critical societal need. In addition, Magellan’s payer partners are having limited success in managing high cost populations, notably in fully integrating behavioral and physical health and managing high cost specialty drugs,” said Fasola. “Magellan has deep experience in managing some of the most complex, highest cost areas of healthcare spend and this transaction will enable us to better focus on these core strengths and our payer partners.”

Commercial Relationship with Molina

Demonstrating the value of Magellan’s service offerings, Molina has concurrently entered into agreements with Magellan for the following services after the close of the MCC transaction:

•	New medical pharmacy and musculoskeletal management contracts for over three million Molina members,
•	New integrated behavioral health pilot in Virginia that will seek to establish a best practice model using data, technology and care coordination processes to improve quality and lower total medical costs. In the future, the model may be used in other Molina markets and as a basis for Magellan offerings to the broader market, and
•	Retaining Magellan for behavioral health, radiology, and musculoskeletal management services in certain MCC markets.

Magellan Rx Management will continue the existing pharmacy benefit management relationships within MCC.

The transaction is expected to be completed by the end of the first quarter of 2021 and is subject to expiration or termination of waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, receipt of insurance and other regulatory approvals, and other customary closing conditions. The transaction is not subject to a financing condition.

Moelis & Company LLC acted as lead financial advisor to Magellan, Goldman Sachs & Co. LLC acted as financial advisor, and Weil, Gotshal & Manges LLP acted as legal advisor.

Magellan Conference Call

Magellan will hold a conference call and webcast about the transaction on Friday, May 1, 2020 at 10:00 a.m. Eastern. The call-in numbers and passcode for the conference call are as follows:

Call

1-888-848-6712

Passcode: 7398174

Replay

1-888-562-2923 (Domestic)

1-203-369-3750 (International)

To listen to the conference call, dial in approximately 10 minutes before the start of the call. The conference call will also be available via webcast at Magellan's investor relations page at MagellanHealth.com.

A telephonic replay will be available shortly after the conclusion of the call through May 31, 2020. A replay of the webcast will also be available at the site listed above for 30 days, beginning approximately two hours after its conclusion.

About Magellan Health

Magellan Health, Inc., a Fortune 500 company, is a leader in managing the fastest growing, most complex areas of health, including special populations, complete pharmacy benefits and other specialty areas of healthcare. Magellan supports innovative ways of accessing better health through technology, while remaining focused on the critical personal relationships that are necessary to achieve a healthy, vibrant life. Magellan's customers include health plans and other managed care organizations, employers, labor unions, various military and governmental agencies and third-party administrators. For more information, visit MagellanHealth.com.

FORWARD-LOOKING STATEMENTS

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the benefits to the Company of the transaction to sell the Magellan Complete Care business (the “transaction”), the ability of the Company to obtain regulatory approvals for the transaction and to satisfy other closing conditions, the anticipated timing of the closing of the transaction, the benefits to the Company of the commercial agreements entered into in connection with the transaction, the ability of the Company to use the proceeds of the transaction to fund future growth initiatives or otherwise create value for the Company, the ability of the Company to strategically focus on enhancing its behavioral and specialty health business, as well as the continued growth of its pharmacy business, and the ability of the Company to achieve our strategic and growth goals. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the effectiveness of business continuity plans during the COVID-19 pandemic, the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

(MGLN-GEN)

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